                                                       Redraw Facility Agreement

                                         PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                                                                       (Trustee)

                                                         ST. GEORGE BANK LIMITED
                                                      (Redraw Facility Provider)

                                                      CRUSADE MANAGEMENT LIMITED
                                                                       (Manager)

                                              Crusade Global Trust No. 2 of 2005

                                                          ALLENS ARTHUR ROBINSON
                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333

                                       (C) Copyright Allens Arthur Robinson 2005

Redraw Facility Agreement                          [Allens Arthur Robinson LOGO]
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TABLE OF CONTENTS

1.   DEFINITIONS AND INTERPRETATION                                            1
     1.1  Definitions                                                          1
     1.2  Master Trust Deed definitions                                        4
     1.3  Interpretation                                                       4
     1.4  Determination, statement and certificate sufficient evidence         4
     1.5  Transaction Document                                                 4
     1.6  Limited to Trust                                                     4
     1.7  Trustee as trustee                                                   4
     1.8  Knowledge of Trustee                                                 5

2.   PURPOSE                                                                   5

3.   DRAWINGS                                                                  5
     3.1  Redraw Advance                                                       5
     3.2  Making of Redraw Advances                                            6

4.   FEES                                                                      6
     4.1  Availability fee                                                     6
     4.2  Draw Margin                                                          6
     4.3  Capitalisation                                                       7
     4.4  GST                                                                  7

5.   CANCELLATION OF REDRAW LIMIT                                              7
     5.1  During Term                                                          7
     5.2  At end of Term                                                       7
     5.3  Cancellation by Redraw Facility Provider                             7
     5.4  Rollover Term renewal                                                8

6.   REPAYMENT                                                                 8
     6.1  Repayment of Redraw Advances                                         8
     6.2  Final repayment                                                      8

7.   PREPAYMENTS                                                               8
     7.1  Voluntary prepayments                                                8
     7.2  Draw Margin                                                          8
     7.3  Limitation on prepayments                                            8

8.   PAYMENTS                                                                  9
     8.1  Manner                                                               9
     8.2  Payment to be made on Business Day                                   9
     8.3  Appropriation where insufficient moneys available                    9

9.   CHANGES IN LAW                                                            9
     9.1  Additional payments                                                  9
     9.2  Minimisation                                                        10
     9.3  Survival                                                            10

10.  CONDITIONS PRECEDENT                                                     10
     10.1 Conditions precedent to initial Drawdown Notice                     10

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     10.2 Conditions precedent to each Redraw Advance                         11

11.  REPRESENTATIONS AND WARRANTIES                                           11
     11.1 Representations and warranties                                      11
     11.2 Reliance on representations and warranties                          12

12.  UNDERTAKINGS                                                             12
     12.1 General undertakings                                                12
     12.2 Undertakings relating to Trust                                      13
     12.3 Term of undertakings                                                13

13.  EVENTS OF DEFAULT                                                        13
     13.1 Events of Default                                                   13
     13.2 Consequences                                                        14

14.  CONTROL ACCOUNTS                                                         14

15.  WAIVERS, REMEDIES CUMULATIVE                                             14

16.  SEVERABILITY OF PROVISIONS                                               14

17.  SURVIVAL OF REPRESENTATIONS                                              14

18.  INDEMNITY AND REIMBURSEMENT OBLIGATION                                   14

19.  MORATORIUM LEGISLATION                                                   15

20.  CONSENTS AND OPINIONS                                                    15

21.  ASSIGNMENTS                                                              15

22.  NOTICES                                                                  15

23.  AUTHORISED SIGNATORIES                                                   16

24.  GOVERNING LAW AND JURISDICTION                                           16

25.  COUNTERPARTS                                                             16

26.  ACKNOWLEDGEMENT BY TRUSTEE                                               16

27.  LIMITED RECOURSE                                                         16
     27.1 General                                                             16
     27.2 Liability of Trustee limited to its right to indemnity              16
     27.3 Unrestricted remedies                                               17
     27.4 Restricted remedies                                                 18

28.  REDRAW FACILITY PROVIDER'S OBLIGATIONS                                   18

29.  SUCCESSOR TRUSTEE                                                        18

30.  CODE OF BANKING PRACTICE (2003)                                          18

ANNEXURE A                                                                     3
     Drawdown Notice                                                           3

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Redraw Facility Agreement                          [Allens Arthur Robinson LOGO]
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DATE                                  2005

PARTIES

     1.   PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841) of Level
          7, 9 Castlereagh Street, Sydney, New South Wales 2000 in its capacity as trustee of the Crusade Global Trust No. 2 of 2005 (the TRUSTEE);

     2.   ST. GEORGE BANK LIMITED (ABN 92 055 513 070) incorporated in New South
          Wales of 4-16 Montgomery Street, Kogarah, New South Wales 2217 (the
          REDRAW FACILITY PROVIDER); and

     3.   CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) incorporated in the
          Australian Capital Territory of 4-16 Montgomery Street, Kogarah, New
          South Wales 2217 (the MANAGER).

RECITALS

     A    The Trustee is the trustee of the Crusade Global Trust No. 2 of 2005 and proposes to issue Notes pursuant to the Master Trust Deed and
          Supplementary Terms Notice.

     B    The Manager has arranged for the Redraw Facility Provider to provide the Trustee with the Redraw Facility under which loans of up to 0.5%
          of the sum of the aggregate of the Stated Amounts of the Notes may be made available to the Trustee.

     C    The Redraw Facility Provider has agreed to provide the Redraw Facility to the Trustee on the terms and conditions contained in this agreement.
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IT IS AGREED as follows.

1.   DEFINITIONS AND INTERPRETATION
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1.1  DEFINITIONS

     In this agreement the following definitions apply unless the context requires otherwise, or unless otherwise defined.

     AVAILABLE REDRAW AMOUNT means at any time the greater of:

     (a)  the Redraw Limit at that time less the Redraw Principal Outstanding at that time; and

     (b)  zero.

     DRAWDOWN DATE means, in relation to a Redraw Advance, the date on which the
     Redraw Advance is or is to be made under this agreement in accordance with the Drawdown Notice.

     DRAWDOWN NOTICE means a notice under clause 3.1.

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     EVENT OF DEFAULT means any of the events specified in clause 13.

     FINAL REPAYMENT DATE means the Final Maturity Date.

     MASTER TRUST DEED means the deed entitled "Master Trust Deed" between, among others, the Trustee and the Manager dated 14 March 1998.

     NOTICE OF CREATION OF TRUST means the Notice of Creation of Trust dated [*]
     2005 issued under the Master Trust Deed in relation to the Trust.

     ONE MONTH BANK BILL RATE on any date means the rate quoted on the Reuters
     Screen BBSW Page at approximately 10.00am, Sydney time, on that date (a
     CALCULATION DAY) for each Reference Bank so quoting (but not fewer than five) as being the mean buying and selling rate for a bill (which for the purpose of this definition means a bill of exchange of the type specified for the purpose of quoting on the Reuters Screen BBSW Page) having a tenor of 30 days eliminating the highest and lowest mean rates and taking the average of the remaining mean rates and then (if necessary) rounding the resultant figure upwards to four decimal places. If on the Calculation Day fewer than five Reference Banks have quoted rates on the Reuters Screen
     BBSW Page, the rate for the Calculation Day shall be calculated as above by taking the rates otherwise quoted by five of the Reference Banks on application by the parties for such a bill of the same tenor. If on the
     Calculation Day the rate cannot be determined in accordance with the foregoing procedures then the rate for the Calculation Day shall mean such rate as is agreed between the Manager and the Trustee having regard to comparable indices then available, PROVIDED THAT on the first Reset Date of any Redraw Advance the ONE MONTH BANK BILL RATE shall be an interpolated rate calculated with reference to the tenor of the period from (and including) that Reset Date to (but not including) the next Reset Date.

     REDRAW ADVANCE means any advance made or to be made under this agreement.

     REDRAW FACILITY means the redraw facility provided by the Redraw Facility
     Provider under this agreement.

     REDRAW LIMIT means 0.5% of the sum of the aggregate of the A$ equivalent of the Stated Amounts of the Class A Notes, Class B Notes and Class C Notes
     (as determined by the Manager and as adjusted by the Manager on each anniversary of this agreement and notified to the Trustee and the Redraw
     Facility Provider) or any other amount as agreed in writing between the
     Redraw Facility Provider, the Trustee and the Manager, as reduced or cancelled under this agreement, provided that the Redraw Limit may not be increased unless each Designated Rating Agency has confirmed in writing that the increase would not result in a downgrading of the rating given to any Note or the withdrawal of the rating of any Note.

     REDRAW PRINCIPAL OUTSTANDING means, at any time, the total principal amount of all outstanding Redraw Advances at that time.

     REDRAW STATED AMOUNT means, at any time, the Redraw Principal Outstanding at that time less the Carryover Redraw Charge Offs at that time.

     REFERENCE BANK has the meaning given in the ISDA Definitions.

     RESET DATE means in relation to a Redraw Advance:

     (a)  the Drawdown Date for that Redraw Advance; and

     (b)  each Payment Date while that Redraw Advance is outstanding.

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     ROLLOVER TERM means:

     (a)  the period from the date of this agreement to the date which is 364 days after the date of this agreement; but

     (b)  if the Redraw Facility Provider has agreed to extend the term of this agreement in accordance with clause 5.4, the period from the commencement of that extended term to the date which is 364 days after the date of that commencement, in each case subject to clause 5.4.

     SUPPLEMENTARY TERMS NOTICE means the Supplementary Terms Notice issued by the Manager on or about the date of this agreement under the Master Trust
     Deed.

     TERM means the period commencing on the date of this agreement and expiring on the earlier of:

     (a)  the date on which the Notes are redeemed in full in accordance with the Master Trust Deed and the Supplementary Terms Notice;

     (b)  the date declared by the Redraw Facility Provider under clause 13.2;

     (c)  the date on which the Trustee enters into a redraw facility, to replace this agreement with any person to enable it to fund Redraw
          Shortfalls;

     (d)  the date on which Crusade Management Limited retires or is removed as
          Manager under the Master Trust Deed;

     (e)  the date on which the Redraw Limit is cancelled in full by the Trustee under clause 5.1;

     (f)  the date which is one year after the Final Maturity Date;

     (g)  the date on which the Redraw Limit is cancelled in full by the Redraw
          Facility Provider under clause 5.3; and

     (h)  the expiry of the Rollover Term.

     TRUST means the Crusade Global Trust No. 2 of 2005 constituted under the
     Master Trust Deed on the terms of the Supplementary Terms Notice.

     TRUST DOCUMENT means:

     (a)  this agreement;

     (b)  the Master Trust Deed;

     (c)  the Notice of Creation of Trust;

     (d)  the Supplementary Terms Notice;

     (e)  the Custodian Agreement;

     (f)  the Security Trust Deed;

     (g)  the Servicing Agreement;

     (h)  the Note Trust Deed;

     (i)  the Agency Agreement;

     (j)  each Note; or

     (k)  a Support Facility.

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     TRUSTEE means the trustee of the Trust at the date of this agreement or any person which becomes a successor trustee under clause 20 of the Master
     Trust Deed.

1.2  MASTER TRUST DEED DEFINITIONS

     Words and expressions which are defined in the Master Trust Deed (as amended by the Supplementary Terms Notice) and the Supplementary Terms
     Notice (including in each case by reference to another agreement) have the same meanings when used in this agreement, unless the context otherwise requires or unless otherwise defined in this agreement.

1.3  INTERPRETATION

     Clause 1.2 of the Master Trust Deed applies to this agreement as if set out in full, except that references to THIS DEED are references to THIS
     AGREEMENT and:

     (a)  a reference to an ASSET includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;

     (b)  an Event of Default SUBSISTS until it has been waived in writing by the Redraw Facility Provider; and

     (c)  a reference to an amount for which a person is CONTINGENTLY LIABLE includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise.

1.4  DETERMINATION, STATEMENT AND CERTIFICATE SUFFICIENT EVIDENCE

     Except where otherwise provided in this agreement any determination, statement or certificate by the Redraw Facility Provider or an Authorised
     Signatory of the Redraw Facility Provider provided for in this agreement is sufficient evidence unless proven wrong.

1.5  TRANSACTION DOCUMENT

     This agreement is a TRANSACTION DOCUMENT for the purposes of the Master
     Trust Deed.

1.6  LIMITED TO TRUST

     The rights and obligations of the parties under this agreement relate only to the Trust, and do not relate to any other Trust (as defined in the
     Master Trust Deed). Without limitation, the Redraw Facility Provider has no obligation under this agreement to provide financial accommodation to the
     Trustee as trustee of any other such Trust.

1.7  TRUSTEE AS TRUSTEE

     In this agreement, except where provided to the contrary;

     (a)  a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Trust and in no other capacity; and

     (b)  a reference to the undertaking, property, assets, business or money of the Trustee is a reference to the undertaking, property, assets, business or money of the Trustee in its capacity referred to in paragraph (a).

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1.8  KNOWLEDGE OF TRUSTEE

     In relation to the Trust, the Trustee will be considered to have knowledge or notice of or be aware of any matter or thing if the Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Trustee who have day to day responsibility for the administration of the Trust.

2.   PURPOSE
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     The Manager directs the Trustee to, and the Trustee shall, apply the proceeds of each Redraw Advance to fund Redraw Shortfalls in relation to the Trust by paying it to the Approved Seller or to repay a previous Redraw
     Advance in accordance with clause 3.2(a) of this agreement and clause 5.8 of the Supplementary Terms Notice, and for no other purpose.

3.   DRAWINGS
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3.1  REDRAW ADVANCE

     (a)  Subject to this agreement, if at any time during the Term the Manager determines that there is a Redraw Shortfall, the Manager may direct the Trustee to request a Redraw Advance by giving to the Trustee a duly completed but unsigned Drawdown Notice by no later than 10.00 am on the Business Day following the Determination Date on which the
          Redraw Shortfall is determined.

     (b)  A Drawdown Notice must be:

          (i)  in writing;

          (ii) in or substantially in the form of Annexure A; and

          (iii) signed by the Trustee.

          The Trustee must, at the direction of the Manager, sign and return the
          Drawdown Notice to the Manager by no later than 2.00 pm on the
          Business Day following the Determination Date on which the Redraw
          Shortfall is determined for delivery to the Redraw Facility Provider.

     (c)  The amount requested in a Drawdown Notice must be the lesser of:

          (i)  the relevant Redraw Shortfall; and

          (ii) the Available Redraw Amount at that time (but assuming the repayment of all Redraw Advances due to be repaid on or before the relevant Drawdown Date).

     (d)  A Drawdown Notice may specify that the Drawdown Date is to be the same date as the Drawdown Notice only if:

          (i)  the Drawdown Notice is given to the Redraw Facility Provider in accordance with this agreement before 10.00 am on that date; and

          (ii) the Redraw Advance is payable no earlier than 2.00 pm on that date.

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3.2  MAKING OF REDRAW ADVANCES

     (a)  Subject to the terms of this agreement, a Redraw Advance requested in a Drawdown Notice shall be made available by the Redraw Facility
          Provider paying the proceeds of that Redraw Advance to the Approved
          Seller.

     (b)  The Redraw Facility Provider is not obliged to provide a Redraw
          Advance if as a result the Redraw Principal Outstanding would exceed the Redraw Limit.

4.   FEES
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4.1  AVAILABILITY FEE

     (a)  An availability fee accrues at 0.10% per annum on the daily amount of the Available Redraw Amount (if any) due from day to day from the date of this agreement.

     (b)  The availability fee is calculated on the actual number of days elapsed and a year of 365 days.

     (c)  The Manager must direct the Trustee to, and the Trustee shall, pay to the Redraw Facility Provider any accrued availability fee in arrears on:

          (i)  each Quarterly Payment Date; and

          (ii) at the end of the Term.

4.2  DRAW MARGIN

     (a)  A draw margin accrues due from day to day on the daily amount of each
          Redraw Advance at the following rates:

          (i)  the sum of 0.30% per annum and the One Month Bank Bill Rate calculated as of that date (if that date is a Reset Date) or
               (otherwise) the Reset Date immediately before that date, if the
               Redraw Advance has been outstanding for less than 12 months; and

          (ii) the sum of 0.40% per annum and the One Month Bank Bill Rate calculated as of that date (if that date is a Reset Date) or
               (otherwise) the Reset Date immediately before that date, if the
               Redraw Advance has been outstanding for 12 months or more.

     (b)  Each draw margin is calculated on the actual number of days elapsed and a year of 365 days.

     (c)  The Manager must direct the Trustee to, and the Trustee shall, pay to the Redraw Facility Provider any accrued draw margin in arrears on:

          (i)  each Payment Date; and

          (ii) at the end of the Term.

     (d)  The One Month Bank Bill Rate as at any date will be the One Month Bank
          Bill Rate determined:

          (i)  if that date is a Payment Date, on that Payment Date; and

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          (ii) on any other date, on the Payment Date immediately preceding that date.

4.3  CAPITALISATION

     Any draw margin payable under this clause 4 which is not paid when due will immediately be capitalised. The draw margin is payable on any capitalised amount at the rate and in the manner referred to in this clause 4.

4.4  GST

     Neither the availability fee nor the draw margin specified in this clause 4 are to be increased by reference to any goods and services tax unless:

     (a)  the Trustee, the Manager and the Redraw Facility Provider otherwise agree (that agreement not to be unreasonably withheld); and

     (b)  the increase will not result in a downgrading or withdrawal of the rating of any Notes.

5.   CANCELLATION OF REDRAW LIMIT
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5.1  DURING TERM

     (a)  On giving not less than 5 Business Days irrevocable notice to the
          Redraw Facility Provider the Trustee:

          (i)  may, in its absolute discretion and with no obligation to do so;
               or

          (ii) must, at the direction of the Manager,

          cancel all or part of the Redraw Limit during the Term.

     (b)  A partial cancellation must be in a minimum of A$250,000 and a whole multiple of A$50,000 unless the Redraw Facility Provider agrees otherwise.

5.2  AT END OF TERM

     At the close of business (Sydney time) on the last day of the Term the
     Redraw Limit will be cancelled.

5.3  CANCELLATION BY REDRAW FACILITY PROVIDER

     (a)  The Redraw Facility Provider may cancel all or part of the Redraw
          Limit during the Term immediately on giving notice to the Trustee and the Manager. The Redraw Limit shall be reduced by the amount of that cancellation on that notice.

     (b)  On each Payment Date following that cancellation, the Trustee shall pay to the Redraw Facility Provider the lesser of:

          (i)  an amount equal to the Redraw Principal Outstanding at that
               Payment Date less the Redraw Limit at that Payment Date (if positive); and

          (ii) any amount available for distribution to the Redraw Facility
               Provider under clauses 5.1(c)(iv) and 5.4(c)(iv) of the
               Supplementary Terms Notice.

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     (c)  Repayments under paragraph (b) will be applied against Redraw Advances in chronological order of their Drawdown Dates.

     (d)  This clause does not affect the Redraw Facility Provider's rights under clause 13 of this agreement or under clause 5.2(a)(iv)(D) of the
          Supplementary Terms Notice.

5.4  ROLLOVER TERM RENEWAL

     If the Rollover Term will expire before the Final Repayment Date, then not later than 90 days before the expiry of the Rollover Term, the Redraw
     Facility Provider will notify the Trustee as to whether it will or will not renew the Redraw Facility for 364 days (unless the Final Repayment Date falls before the end of those 364 days, in which case the renewal will apply up until the Final Repayment Date) commencing on the date the notice of renewal is given. If the Redraw Facility Provider fails to provide such notice, it will be deemed NOT to have renewed the Redraw Facility.

6.   REPAYMENT
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6.1  REPAYMENT OF REDRAW ADVANCES

     The Trustee shall, at the direction of the Manager, repay the Redraw
     Principal Outstanding on each Payment Date and at the end of the Term, to the extent that amounts are available for that purpose under clause
     5.4(c)(iv) of the Supplementary Terms Notice. Those repayments will be applied against Redraw Advances in chronological order of their Drawdown
     Dates.

6.2  FINAL REPAYMENT

     If following the Final Repayment Date, any Redraw Principal Outstanding or
     interest thereon has not been repaid after the distribution of all Assets of the Trust in accordance with the Supplementary Terms Notice, that Redraw
     Principal Outstanding or interest and any other amounts due hereunder will be cancelled and the Trustee will have no further obligation to pay that amount under this agreement.

7.   PREPAYMENTS
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7.1  VOLUNTARY PREPAYMENTS

     Subject to clause 7.3, if directed by the Manager, the Trustee must prepay all or part of the Redraw Principal Outstanding with the consent of the
     Redraw Facility Provider and on at least 5 Business Days' notice. The
     Trustee shall prepay in accordance with that notice.

7.2  DRAW MARGIN

     When the Trustee prepays any amount of the Redraw Principal Outstanding, it shall also pay any draw margin accrued on that amount.

7.3  LIMITATION ON PREPAYMENTS

     The Trustee may not, and the Manager must not direct the Trustee to, prepay all or any part of the Redraw Principal Outstanding except as set out in this agreement and in accordance with the Supplementary Terms Notice and the Security Trust Deed.

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8.   PAYMENTS
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8.1  MANNER

     The Trustee shall make all payments under this agreement:

     (a)  by cheque, electronic funds transfer or other agreed methods, provided to the Redraw Facility Provider at its address for service of notices or by transfer of immediately available funds to the account specified by the Redraw Facility Provider and, in either case, by 4.00 pm (local time) on the due date; and

     (b)  without set-off, counterclaim or other deduction, except any compulsory deduction for Tax; and

     (c)  in accordance with, and only at the directions of the Manager, Master
          Trust Deed, the Security Trust Deed and the Supplementary Terms
          Notice.

8.2  PAYMENT TO BE MADE ON BUSINESS DAY

     If any payment is due on a day which is not a Business Day, the due date will be adjusted in accordance with the Modified Following Business Day
     Convention.

8.3  APPROPRIATION WHERE INSUFFICIENT MONEYS AVAILABLE

     The Redraw Facility Provider may appropriate amounts it receives as between principal, interest and other amounts then payable as it sees fit. This will override any appropriation made by the Trustee.

9.   CHANGES IN LAW
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9.1  ADDITIONAL PAYMENTS

     Whenever the Redraw Facility Provider determines that:

     (a)  the effective cost to the Redraw Facility Provider of making, funding or maintaining any Redraw Advance or the Redraw Limit is increased in any way;

     (b)  any amount paid or payable to the Redraw Facility Provider or received or receivable by the Redraw Facility Provider, or the effective return to the Redraw Facility Provider, under or in respect of this agreement is reduced in any way;

     (c)  the return of the Redraw Facility Provider on the capital which is or becomes directly or indirectly allocated by the Redraw Facility
          Provider to any Redraw Advance or the Redraw Limit is reduced in any way; or

     (d)  to the extent any relevant law, official directive or request relates to or affects the Redraw Limit, any Redraw Advance or this agreement, the overall return on capital of the Redraw Facility Provider or any of its holding companies is reduced in any way,

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     as a result of any change in, any making of or any change in the interpretation or application by any Government Agency of, any law, official directive or request in each case, after the date of this agreement, then:

     (e)  (when it has calculated the effect of the above and the amount to be charged to the Trustee under this clause) the Redraw Facility Provider shall promptly notify the Manager and the Trustee; and

     (f)  on the following Payment Date from time to time the Trustee shall, subject to the Supplementary Terms Notice, pay for the account of the
          Redraw Facility Provider the amount, absent manifest error, certified by an Authorised Signatory of the Redraw Facility Provider to be
          necessary to compensate the Redraw Facility Provider for the increased cost or the reduction (from the date of the notice).

     Without limiting the above in any way, this clause applies:

     (g)  to any law, official directive or request with respect to Tax (other than any Tax on the net income of any person) or reserve, redraw, capital adequacy, special deposit or similar requirements;

     (h)  to official directives or requests which do not have the force of law where it is the practice of responsible bankers or financial institutions in the country concerned to comply with them; and

     (i)  where the increased cost or the reduction arises because the Redraw
          Facility Provider is restricted in its capacity to enter other transactions, is required to make a payment, or forgoes or earns reduced interest or other return on any capital or on any sum calculated by reference in any way to the amount of any Redraw
          Advance, the Redraw Limit or to any other amount paid or payable or received or receivable under this agreement or allocates capital to any such sum.

9.2  MINIMISATION

     (a)  (NO DEFENCE) If the Redraw Facility Provider has acted in good faith it will not be a defence that any cost, reduction or payment referred to in this clause could have been avoided.

     (b)  (MINIMISATION) The Redraw Facility Provider shall use reasonable endeavours to minimise any cost, reduction or payment referred to in this clause.

9.3  SURVIVAL

     This clause survives the repayment of any relevant Redraw Advance and the termination of this agreement.

10.  CONDITIONS PRECEDENT
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10.1 CONDITIONS PRECEDENT TO INITIAL DRAWDOWN NOTICE

     The right of the Trustee to give the initial Drawdown Notice and the obligations of the Redraw Facility Provider under this agreement are subject to the condition precedent that the Redraw Facility

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     Provider receives all of the following in form and substance satisfactory to the Redraw Facility Provider:

     (a)  (TRUST DOCUMENTS) from the Manager a certified copy of each duly executed and (where relevant) stamped Trust Document;

     (b)  (MASTER TRUST DEED CONDITIONS PRECEDENT) from the Manager evidence that the conditions precedent referred to in clause 6 of the Master
          Trust Deed have been satisfied;

     (c)  (SECURITY TRUST DEED) from the Manager evidence that the Security
          Trust Deed has been or will be registered with each relevant
          Government Agency free from all prior Security Interests and third party rights and interests; and

     (d)  (NOTES) evidence that the Notes have been issued.

10.2 CONDITIONS PRECEDENT TO EACH REDRAW ADVANCE

     The obligations of the Redraw Facility Provider to make available each
     Redraw Advance are subject to the further conditions precedent that:

     (a)  (NO DEFAULT) no Event of Default subsists at the date of the relevant
          Drawdown Notice and the relevant Drawdown Date or will result from the provision of the Redraw Advance; and

     (b)  (REPRESENTATIONS TRUE) the representations and warranties by the
          Trustee in this agreement are true as at the date of the relevant
          Drawdown Notice and the relevant Drawdown Date as though they had been made at that date in respect of the facts and circumstances then subsisting.

11.  REPRESENTATIONS AND WARRANTIES
--------------------------------------------------------------------------------

11.1 REPRESENTATIONS AND WARRANTIES

     The Trustee (in its capacity as trustee of the Trust) makes the following representations and warranties (so far as they relate to the Trust).

     (a)  (DOCUMENTS BINDING) This agreement constitutes (or will, when executed and delivered, constitute) its legal, valid and binding obligations
          (subject to laws generally affecting creditors' rights and to general principles of equity).

     (b)  (TRANSACTIONS PERMITTED) The execution of this agreement did not and will not contravene any applicable law or authorisation which affects the Trustee in its capacity as trustee of the Trust.

     (c)  (EVENT OF DEFAULT) It has no actual knowledge of any Event of Default having occurred which has not been remedied or waived in writing.

     (d)  (OTHER DEFAULT) It has no actual knowledge of any default by it or the
          Manager under either:

          (i)  the Master Trust Deed; or

          (ii) any law, authorisation, agreement or obligation applicable to the
               Assets of the Trust,

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          which has not been remedied or waived in writing.

     (e)  (TRUST) The Trust has been validly created and is in existence at the date of this agreement.

     (f)  (SOLE TRUSTEE) It is the sole trustee of the Trust at the date of this agreement.

     (g)  (REMOVAL) No notice has been given to it and to its knowledge no resolution has been passed or direction or notice has been given, removing it as trustee of the Trust.

11.2 RELIANCE ON REPRESENTATIONS AND WARRANTIES

     The Trustee acknowledges that the Redraw Facility Provider has entered into the Trust Documents in reliance on the representations and warranties in this clause.

12.  UNDERTAKINGS
--------------------------------------------------------------------------------

12.1 GENERAL UNDERTAKINGS

     Each of the Trustee and the Manager severally undertake to the Redraw
     Facility Provider as follows in relation to the Trust, except to the extent that the Redraw Facility Provider consents.

     (a)  (AUTHORISATIONS) It will ensure that each Authorisation (which, in the case of the Trustee, is limited to any Authorisation relating to the
          Trustee in its capacity as trustee of the Trust and not to the Trust generally) required for:

          (i)  the execution, delivery and performance by it of the Trust
               Documents to which it is expressed to be a party and the
               transactions contemplated by those documents;

          (ii) the validity and enforceability of those documents; and

          (iii) the carrying on by it of its business as now conducted or contemplated,

          is obtained and promptly renewed and maintained in full force and effect. It will pay all applicable fees for them. It will provide copies promptly to the Redraw Facility Provider when they are obtained or renewed.

     (b)  (NEGATIVE PLEDGE) It will not create or allow to exist a Security
          Interest over the Assets of the Trust other than:

          (i)  under the Trust Documents; or

          (ii) a lien arising by operation of law in the ordinary course of day-to-day trading and not securing indebtedness in respect of financial accommodation where it duly pays the indebtedness secured by that lien other than indebtedness contested in good faith.

     (c)  (COMPLY WITH OBLIGATIONS) It will duly and punctually comply with its obligations under the Trust Documents.

     (d)  (NOTICE TO REDRAW FACILITY PROVIDER) It will notify the Redraw
          Facility Provider as soon as it becomes actually aware of:

          (i)  any Event of Default; and

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          (ii) any proposal by a Government Agency to acquire compulsorily any
               Assets of the Trust.

12.2 UNDERTAKINGS RELATING TO TRUST

     Each of the Trustee, as trustee of the Trust, and the Manager severally undertakes to the Redraw Facility Provider as follows, except to the extent that the Redraw Facility Provider consents.

     (a)  (AMENDMENT TO MASTER TRUST DEED) It will not consent to any amendment to the Master Trust Deed, the Supplementary Terms Notice or any other
          Trust Document which would change:

          (i)  the basis upon which the amount of any Redraw Advance to be made is calculated;

          (ii) clause 5.8 of the Supplementary Terms Notice; or

          (iii) the basis of calculation or order of application of any amount to be paid or applied under clause 5 of the Supplementary Terms
               Notice unless the change would not be adverse to the Redraw
               Facility Provider.

     (b)  (RESETTLEMENT) It will not take any action that will result in a resettlement, setting aside or transfer of any asset of the Trust other than a transfer which complies with the Master Trust Deed, the
          Supplementary Terms Notice and the other Trust Documents.

     (c)  (NO ADDITIONAL TRUSTEE) It will act continuously as trustee or manager
          (as the case may be) of the Trust in accordance with the Master Trust
          Deed until the Trust has been terminated or until it has retired or been removed in accordance with the Master Trust Deed.

12.3 TERM OF UNDERTAKINGS

     Each undertaking in this clause continues from the date of this agreement until all moneys actually or contingently owing under this agreement are fully and finally repaid or cease to be outstanding.

13.  EVENTS OF DEFAULT
--------------------------------------------------------------------------------

13.1 EVENTS OF DEFAULT

     Each of the following is an Event of Default (whether or not it is in the control of the Trustee).

     (a)  (PAYMENTS) An amount is available for payment under clause 6 and the
          Trustee does not pay that amount within 10 Business Days of its due date.

     (b)  (INSOLVENCY EVENT) An Insolvency Event occurs:

          (i)  in relation to the Trust (as if it was a RELEVANT CORPORATION for
               the purposes of the definition of INSOLVENCY EVENT); or

          (ii) in relation to the Trustee, and a successor trustee of the Trust is not appointed within 30 days of that Insolvency Event.

     (c)  (TERMINATION DATE) The Termination Date occurs in relation to the
          Trust.

     (d)  (ENFORCEMENT OF SECURITY TRUST DEED) An Event of Default (as defined in the Security Trust Deed) occurs and any action is taken to enforce the Security Interest under the

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          Security Trust Deed over the Assets of the Trust (including appointing a receiver or receiver and manager or selling any of those Assets).

13.2 CONSEQUENCES

     At any time after an Event of Default (whether or not it is continuing) the
     Redraw Facility Provider may do all or any of the following:

     (a)  subject to the Trust Documents, by notice to the Trustee and the
          Manager declare all moneys actually or contingently owing under this agreement immediately due and payable, and the Trustee will immediately pay the Redraw Principal Outstanding together with accrued interest and fees and all such other moneys; and

     (b)  by notice to the Trustee and the Manager cancel the Redraw Limit with effect from any date specified in that notice.

14.  CONTROL ACCOUNTS
--------------------------------------------------------------------------------

     The accounts kept by the Redraw Facility Provider constitute sufficient evidence, unless proven wrong, of the amount at any time due from the
     Trustee under this agreement.

15.  WAIVERS, REMEDIES CUMULATIVE
--------------------------------------------------------------------------------

     (a)  No failure to exercise and no delay in exercising any right, power or remedy under this agreement operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

     (b)  The rights, powers and remedies provided to the Redraw Facility
          Provider in this agreement are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

16.  SEVERABILITY OF PROVISIONS
--------------------------------------------------------------------------------

     Any provision of this agreement which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

17.  SURVIVAL OF REPRESENTATIONS
--------------------------------------------------------------------------------

     All representations and warranties in this agreement survive the execution and delivery of this agreement and the provision of advances and accommodation.

18.  INDEMNITY AND REIMBURSEMENT OBLIGATION
--------------------------------------------------------------------------------

     Unless stated otherwise, each indemnity, reimbursement or similar obligation in this agreement:

     (a)  is a continuing obligation;

     (b)  is a separate and independent obligation;

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     (c)  is payable on demand; and

     (d)  survives termination or discharge of this agreement.

19.  MORATORIUM LEGISLATION
--------------------------------------------------------------------------------

     To the full extent permitted by law all legislation which at any time directly or indirectly:

     (a)  lessens, varies or affects in favour of the Trustee any obligation under a Trust Document; or

     (b)  delays, prevents or prejudicially affects the exercise by the Redraw
          Facility Provider of any right, power or remedy conferred by this agreement,

     is excluded from this agreement.

20.  CONSENTS AND OPINIONS
--------------------------------------------------------------------------------

     Except where expressly stated the Redraw Facility Provider may give or withhold, or give conditionally, approvals and consents, may be satisfied or unsatisfied, may form opinions, and may exercise its rights, powers and remedies, at its absolute discretion.

21.  ASSIGNMENTS
--------------------------------------------------------------------------------

     Neither party may assign or transfer any of its rights or obligations under this agreement without the prior written consent of the other party or if the rating of the Notes would be withdrawn or reduced as a result of the assignment, except for the creation of a charge by the Trustee under the
     Security Trust Deed.

22.  NOTICES
--------------------------------------------------------------------------------

     All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this agreement:

     (a)  must be in writing;

     (b)  must be signed by an Authorised Signatory of the sender; and

     (c)  will be taken to be duly given or made:

          (i)  (in the case of delivery in person or by post) when delivered, received or left at the address of the recipient shown in this agreement or to any other address which it may have notified the sender;

          (ii) (in the case of facsimile transmission) on receipt of a transmission report confirming successful transmission; and

          (iii) (in the case of a telex) on receipt by the sender of the answerback code of the recipient at the end of transmission,

          but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4.00 pm (local time), it will be

--------------------------------------------------------------------------------
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          taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

23.  AUTHORISED SIGNATORIES
--------------------------------------------------------------------------------

     The Trustee irrevocably authorises the Redraw Facility Provider to rely on a certificate by persons purporting to be its directors and/or secretaries as to the identity and signatures of its Authorised Signatories. The
     Trustee warrants that those persons have been authorised to give notices and communications under or in connection with this agreement.

24.  GOVERNING LAW AND JURISDICTION
--------------------------------------------------------------------------------

     This agreement is governed by the laws of New South Wales. The Trustee submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

25.  COUNTERPARTS
--------------------------------------------------------------------------------

     This agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

26.  ACKNOWLEDGEMENT BY TRUSTEE
--------------------------------------------------------------------------------

     The Trustee confirms that:

     (a)  it has not entered into this agreement in reliance on, or as a result of, any statement or conduct of any kind of or on behalf of the Redraw
          Facility Provider (including any advice, warranty, representation or undertaking); and

     (b)  the Redraw Facility Provider is not obliged to do anything (including disclose anything or give advice),

     except as expressly set out in this agreement.

27.  LIMITED RECOURSE
--------------------------------------------------------------------------------

27.1 GENERAL

     Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Manager under this agreement.

27.2 LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT TO INDEMNITY

     (a)  This agreement applies to the Trustee only in its capacity as trustee of the Trust and in no other capacity (except where the Transaction
          Documents provide otherwise). Subject to paragraph (c) below, a liability arising under or in connection with this agreement or the
          Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the Trust which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability. This limitation of the Trustee's liability

--------------------------------------------------------------------------------
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          applies despite any other provision of this agreement and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement or the Trust.

     (b)  Subject to paragraph (c) below, no person (including any Relevant
          Party) may take action against the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee.

     (c)  The provisions of this clause 27.2 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the Assets of the Trust as a result of the
          Trustee's fraud, negligence, or Default.

     (d)  It is acknowledged that the Relevant Parties are responsible under this agreement or the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or Default of the Trustee for the purpose of paragraph (c) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Trustee in accordance with the Transaction Documents to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

     (e)  In exercising their powers under the Transaction Documents, each of the Trustee, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this agreement or any other
          Transaction Documents has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of paragraph (c) above.

     (f)  In this clause, RELEVANT PARTY means each of the Manager, the
          Servicer, the Redraw Facility Provider, the Custodian, the Calculation
          Agent, each Paying Agent, the Note Registrar, the Note Trustee and any
          Support Facility Provider.

     (g)  Nothing in this clause limits the obligations expressly imposed on the
          Trustee under the Transaction Documents.

27.3 UNRESTRICTED REMEDIES

     Nothing in clause 27.2 or 27.4 limits the Redraw Facility Provider in:

     (a)  obtaining an injunction or other order to restrain any breach of this agreement by any party;

     (b)  obtaining declaratory relief; or

     (c)  in relation to its rights under the Security Trust Deed.

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27.4 RESTRICTED REMEDIES

     Except as provided in clause 27.3, the Redraw Facility Provider shall not:

     (a)  (JUDGMENT) obtain a judgment for the payment of money or damages by the Trustee;

     (b)  (STATUTORY DEMAND) issue any demand under section 459E(1) of the
          Corporations Act 2001 (Cth) (or any analogous provision under any other law) against the Trustee;

     (c)  (WINDING UP) apply for the winding up or dissolution of the Trustee;

     (d)  (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Trustee;

     (e)  (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of the Trustee;

     (f)  (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Trustee; or

     (g)  (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to the Trustee,

     or take proceedings for any of the above and the Redraw Facility Provider waives its rights to make those applications and take those proceedings.

28.  REDRAW FACILITY PROVIDER'S OBLIGATIONS
--------------------------------------------------------------------------------

     The Trustee shall have no recourse to the Redraw Facility Provider in relation to this agreement beyond its terms, and the Redraw Facility
     Provider's obligations under this agreement are separate from, and independent to, any obligations the Redraw Facility Provider may have to the Trustee for any other reason (including under any other Trust
     Document).

29.  SUCCESSOR TRUSTEE
--------------------------------------------------------------------------------

     The Redraw Facility Provider shall do all things reasonably necessary to enable any successor Trustee appointed under clause 20 of the Master Trust
     Deed to become the Trustee under this agreement.

30.  CODE OF BANKING PRACTICE (2003)
--------------------------------------------------------------------------------

     The Code of Banking Practice (2003) does not apply to this agreement or any banking service provided under it.

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Redraw Facility Agreement                          [Allens Arthur Robinson LOGO]
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EXECUTED in Sydney.

Each attorney executing this agreement states that he or she has no notice of, alteration to, or revocation or suspension of, his or her power of attorney.

SIGNED by                                 )
PERPETUAL TRUSTEES CONSOLIDATED LIMITED   )
by its attorney under Power of            )
Attorney dated                            )
in the presence of:                       )
                                             -----------------------------------
                                             Signature

------------------------------------------   -----------------------------------
Witness                                      Print name

------------------------------------------
Print name

SIGNED on behalf of                       )
ST. GEORGE BANK LIMITED                   )
by its attorney under Power of            )
Attorney dated                            )
in the presence of:                       )
                                             -----------------------------------
                                             Signature

------------------------------------------   -----------------------------------
Witness                                      Print name

------------------------------------------
Print name

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Redraw Facility Agreement                          [Allens Arthur Robinson LOGO]
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SIGNED on behalf of                       )
CRUSADE MANAGEMENT LIMITED                )
by its attorney under Power of            )
Attorney dated                            )
in the presence of:                       )
                                             -----------------------------------
                                             Signature

------------------------------------------   -----------------------------------
Witness                                      Print name

------------------------------------------
Print name

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Redraw Facility Agreement                          [Allens Arthur Robinson LOGO]
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ANNEXURE A

DRAWDOWN NOTICE
--------------------------------------------------------------------------------

To: St. George Bank Limited

               REDRAW FACILITY AGREEMENT - DRAWDOWN NOTICE NO. [*]

We refer to the Redraw Facility Agreement dated [*] 2005 (the FACILITY
AGREEMENT).

Under clause 3.1 of the Facility Agreement we give you irrevocable notice as follows:

(1)  we wish to draw on [*] (the DRAWDOWN DATE); [NOTE: DATE IS TO BE A BUSINESS
     DAY.]

(2)  the principal amount of the Redraw Advance is A$[*]; [NOTE: AMOUNT TO
     COMPLY WITH THE LIMITS IN CLAUSE 3.]

(3)  we request that the proceeds be remitted to account number [*] at [*];

[NOTE: THE ACCOUNT(S) TO BE COMPLETED ONLY IF FUNDS NOT REQUIRED IN REPAYMENT OF
ANY PREVIOUS REDRAW ADVANCE(S).]

(4)  to the best of our knowledge and, relying on the information provided by the Manager, the proceeds of the advance will be used for the purposes contemplated in the Facility Agreement;

(5)  to the best of our knowledge and relying on the information provided by the
     Manager, no Event of Default under the Facility Agreement, and no Event of
     Default as defined in the Security Trust Deed, remains unremedied or has not been waived in writing or will result from the drawing; and

(6)  all representations and warranties under clause 11 of the Facility
     Agreement are true as though they had been made at the date of this
     Drawdown Notice and the Drawdown Date specified above in respect of the facts and circumstances then subsisting.

Definitions in the Facility Agreement apply in this Drawdown Notice.

PERPETUAL TRUSTEES CONSOLIDATED LIMITED

By:                                      Authorised Signatory
    ----------------------------------

DATED

Verified by Crusade Management Limited

By:                                      Authorised Signatory
    ----------------------------------

Dated

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